UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2024

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Blvd.
San Diego, California 92123
(Address of Principal Executive Offices)

(858) 836-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.004 par value	RMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 15, 2024, ResMed Inc. appointed Christopher DelOrefice to serve on its board of directors, with a term expiring at ResMed’s 2024 annual meeting of stockholders on November 21, 2024, or until Mr. DelOrefice’s earlier death, disability, resignation or removal. Mr. DelOrefice, age 53, is the executive vice president and chief financial officer of Becton Dickinson and Company and has served in that role since September 2021. Previously, he served as Vice President, Investor Relations at Johnson & Johnson from August 2018 to September 2021 and Chief Financial Officer of North America Hospital Medical Devices, Johnson & Johnson from June 2017 to August 2018. Mr. DelOrefice will serve on ResMed’s audit committee.

Mr. DelOrefice was not selected to serve on ResMed’s board of directors under any arrangement or understanding between Mr. DelOrefice and any other person. ResMed is not aware of any transactions with Mr. DelOrefice that would require disclosure under Item 404(a) of Regulation S-K.

In accordance with ResMed’s customary practice, ResMed is entering into its standard form of indemnification agreement with Mr. DelOrefice, which will require ResMed to indemnify him against certain liabilities that may arise as result of his status or service as a director. The description of Mr. DelOrefice’s indemnification agreement is qualified in its entirety by the full text of ResMed’s standard form of indemnification agreement, which is incorporated here by reference to Exhibit 10.1 to ResMed’s current report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2009.

As a non-executive director, Mr. DelOrefice will participate in ResMed’s director compensation program on a pro rata basis, as described under the caption “Director Compensation—2023” in ResMed’s proxy statement filed with the Securities and Exchange Commission on October 5, 2023.

A copy of ResMed’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibits:	Description of Document

99.1	Press Release dated August 15, 2024, regarding results of operations

104	Cover Page Interactive Data File (embedded within the Inline XBRL, document)

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: August 16, 2024		RESMED INC.
(registrant)

	By:	/s/ Michael Rider
Name: Michael Rider
Its: Secretary